Vanguard Dividend Growth Fund

Supplement Dated March 23, 2023, to the Prospectus and Summary Prospectus

Important Changes to Vanguard Dividend Growth Fund (the Fund)

As part of a multi-year succession plan, Donald J. Kilbride will step down as portfolio manager of the Fund on or about January 1, 2024. At that time, Peter C. Fisher, who currently serves as a co-portfolio manager, will remain as the Fund's portfolio manager, and references to Mr. Kilbride in the Fund's Prospectus and Summary Prospectus will be deleted in their entirety.

Mr. Kilbride will remain at Wellington Management and will continue to be a resource to Mr. Fisher. The Fund's investment objective, strategies, and policies will remain unchanged.

© 2023 The Vanguard Group, Inc. All rights reserved.	PS 057C 032023
Vanguard Marketing Corporation, Distributor.

Vanguard Specialized Funds

Supplement Dated March 23, 2023, to the Statement of Additional Information

Important Change to Vanguard Dividend Growth Fund (the Fund)
As part of a multi-year succession plan, Donald J. Kilbride will step down as portfolio manager of the Fund on or about January 1, 2024. At that time, Peter C. Fisher, who currently serves as a co-portfolio manager, will remain as the Fund’s portfolio manager, and references to Mr. Kilbride in the Fund’s Statement of Additional Information will be deleted in their entirety.
Mr. Kilbride will remain at Wellington Management and will continue to be a resource to Mr. Fisher. The Fund’s investment objective, strategies, and policies will remain unchanged.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 051C 032023